                                                                   EXHIBIT 10.12

                                                                  EXECUTION COPY

                      TIDES AMENDMENT, CONSENT AND JOINDER

                  TIDES AMENDMENT, CONSENT AND JOINDER, dated as of December 9, 1999 (this "Amendment"), to (i) the Participation Agreement, dated as of June 15, 1999 (as the same may be amended, supplemented or otherwise modified from time to time, the "1999 Participation Agreement"), among Hanover Compression Inc. (formerly known as Hanover Compressor Company), a Delaware corporation ("HCC" and the "Lessee"), Hanover Equipment Trust 1999A (the "1999 Lessor"), Societe Generale Financial Corporation and FBTC Leasing Corp., Inc. (the "1999 Investors"), the lenders parties thereto (the "1999 Lenders") and The Chase Manhattan Bank, a New York banking corporation, as the agent for the 1999 Lenders (the "Agent"), and the Guarantee, as defined in the 1999 Participation Agreement (the "1999 Guarantee"), (ii) the Participation Agreement, dated as of July 22, 1998 (as the same may be amended, supplemented or otherwise modified from time to time, the "1998 Participation Agreement") (the 1999 Participation Agreement and the 1998 Participation Agreement, together the "Participation Agreements"), among HCC, Hanover Equipment Trust 1998A (the "1998 Lessor"), Societe Generale Financial Corporation (the "1998 Investor"), the lenders parties thereto (the "1998 Lenders") and the Agent, as agent for the 1998 Lenders, and the Guarantee, as defined in the 1998 Participation Agreement
(the "1998 Guarantee") (the 1999 Guarantee and the 1998 Guarantee, together the "Guarantees") and (iii) the other Operative Documents (as defined in either Participation Agreement).

                              W I T N E S S E T H:

                  WHEREAS, HCC has requested that the Agent and the Required Lenders under each of the Participation Agreements amend certain covenants in each of the Participation Agreements and Guarantees so as to permit Holdings (as defined below) and the TIDES Trust (as defined below) to enter into the TIDES Transaction (as defined below); and

                  WHEREAS, HCC has requested that each of the Agent, the Required Lenders and the Investors, as party to each Participation Agreement and each other Operative Document as applicable, consent to the proposed Restructuring Transactions (as defined below); and

                  WHEREAS, upon the effectiveness of the Amendment, Holdings, a newly formed subsidiary of HCC, will become the parent company of HCC; and

                  WHEREAS, Holdings (as defined below) has agreed to execute and deliver this Amendment in order to become a party to each of the Guarantees; and

                  WHEREAS, the Agent and the Required Lenders under each of the Participation Agreements are agreeable to the requested amendments, but only on the terms and subject to the conditions set forth herein;

                  NOW THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  I. Defined Terms. As used in this Amendment, terms defined in the preamble hereof and the recitals hereto are used herein as so defined, terms defined in either Participation Agreement are used herein as therein defined and the following terms shall have the following meanings:

                  "Holdings" shall mean Hanover Compressor Company, a Delaware corporation and a newly formed subsidiary of HCC, which, upon the effectiveness of the Amendment, will become the parent company of HCC as described in paragraph A of Annex B.

                  "Restructuring Transactions" shall mean the restructuring transactions by HCC of its domestic legal structure to align its operations and to produce certain tax efficiencies, as further described in Annex B hereto.

                  "TIDES Trust" shall mean Hanover Compressor Capital Trust, a Delaware business trust formed as described in Annex A hereto, and its successors and assigns.

                  "TIDES Transactions" shall mean the transactions described in Annex A hereto.

                  II.   Amendments to all Operative Documents.

                  1. Change of Name. All Operative Documents are hereby amended by deleting therefrom any existing reference to "Hanover Compressor Company" in its entirety and substituting in place thereof "Hanover Compression Inc. (formerly known as Hanover Compressor Company)".

                  III.  Amendments to the Participation Agreements.

                  1. Amendment to Section 8. Section 8 of each of the Participation Agreements is hereby amended by deleting Subsection 8.8 in its entirety therefrom and substituting in place thereof the following:

                  "8.8 Oklahoma Equipment Subleases. With respect to any leases or other agreement entered into by Lessee with respect to Equipment located in the State of Oklahoma ("Oklahoma Subleases"), Lessee shall, no later than May 15, 2000 (or, for any Oklahoma Sublease entered into after February 15, 2000, 90 days after the date such Oklahoma Sublease is entered into), undertake to file, in accordance with 60 Okla. Stat. 1991 Section 319 et. seq., the original Oklahoma Sublease instrument or a true copy thereof in the chattel mortgage records of the office of the county clerk in the county where the Equipment is located and provide Agent with reasonably satisfactory evidence of Lessee's compliance with this Section 8.8.".

                  2. Amendment to Annex A (Rules of Usage). (a) Annex A to each of the Participation Agreements is hereby amended by deleting therefrom any existing reference to "HCC" (other than the definitions of "Commonly Controlled Entity", "Fee Letter", "HCC", "Shareholder Subordinated Debt" and "Wartsilla Guaranty Obligation") in its entirety and substituting in place thereof "Holdings".

                  (b) Annex A to each of the Participation Agreements is hereby amended by deleting therefrom the definitions of the following defined terms in their respective entireties and substituting in place thereof the following new definitions:

                  "Corporate Guarantees" shall mean, collectively, that certain Subsidiaries' Guarantee and that certain Holdings Guarantee made by the Guarantors pursuant to the Corporate Credit Agreement and such other guarantees of the loans and the other obligations of HCC under the Corporate Credit Agreement.

                  "Guarantors" shall mean collectively, Holdings, the Lessee, Hanover/Smith, Inc., a Delaware corporation, Hanover Maintech, Inc., a Texas corporation and Hanover Land Company, a Texas corporation.

                  "HCC" shall mean Hanover Compression Inc. (formerly known as Hanover Compressor Company), a Delaware corporation.

                  "Lessee" shall mean Hanover Compression Inc. (formerly known as Hanover Compressor Company), a Delaware corporation.

                  (c) Annex A to each of the Participation Agreements is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

                  "Holdings" shall mean Hanover Compressor Company, a Delaware corporation and a newly formed subsidiary of HCC, which, upon the effectiveness of the TIDES Amendment, will become the parent company of HCC as described in paragraph A of Annex B to the TIDES Amendment.

                  "Qualified Subsidiary" shall mean each Subsidiary of Holdings organized under a jurisdiction of the United States and having assets located primarily in the United States.

                  "Subordinated Debt" shall mean, with respect to Holdings and each Subsidiary, the Shareholder Subordinated Debt, the TIDES Debentures and any other unsecured Indebtedness the terms of which provide that such Indebtedness is subordinate and junior in right of payment to the payment of all obligations and liabilities of HCC to the Administrative Agent and the Lenders hereunder; provided that prior to an Event of Default, Holdings and any Subsidiaries may make regularly scheduled interest payments in respect of such Indebtedness.

                  "Subordinated Guarantor Obligation" shall mean, with respect to Holdings and each Subsidiary, any unsecured Guarantor Obligation the terms of which provide that such Guarantor Obligation is subordinate and junior in right to the payment of all the obligations and liabilities of HCC to the Agent and the Lenders.

                  "TIDES" shall mean the Term Income Deferrable Equity Securities (TIDES)(SM) as further described in Annex A to the TIDES Amendment.

                  "TIDES Amendment" shall mean the TIDES Amendment, Consent and Joinder, dated as of December 9, 1999, to the Participation Agreement and certain other Operative Documents.

                  "TIDES Debentures" shall mean the unsecured debentures junior and subordinate in right of payment of all the obligations and liabilities of Holdings to be issued by Holdings in connection with the issuance of TIDES as further described in Annex A to the TIDES Amendment.

                  "TIDES Trust" shall mean Hanover Compressor Capital Trust, a Delaware business trust formed as described in Annex A to the TIDES Amendment, and its successors and assigns.

                  "TIDES Transactions" shall mean the transactions described in Annex A to the TIDES Amendment.

                  "Unqualified Subsidiary" shall mean any Subsidiary of Holdings other than a Qualified Subsidiary.

                  (d) Annex A to each of the Participation Agreements is hereby amended by inserting new paragraph (j) after paragraph (i) in the rules and usage portion thereof:

                  "(e) After the effective date of the TIDES Amendment, for purposes of determining compliance with the covenants contained in Subsections 10.1 and 11.1 of the Guarantee, the term 'Holdings' shall be deemed a reference to HCC for any period which is prior to the effective date of the TIDES Amendment, covered by such covenants.".

                  IV.   Amendments to Guarantees.

                  2. Amendment to Section 10 (Affirmative Covenants of the Guarantor). (a) Section 10 of each of the Guarantees is hereby amended by adding the phrase "and such Guarantor (except in the case of delivery of financial information, reports, certificates and notices) shall cause each of its Subsidiaries to" after the first use of the phrase "such Guarantor will".

                  (b) Section 10 of each of the Guarantees is hereby amended by deleting therefrom any existing reference to "HCC" in its entirety and substituting in place thereof "Holdings".

                  3. Amendment to Subsection 10.9 (Subsequent Guarantees). Subsection 10.9 of each of the Guarantees is hereby amended by replacing the phrase "(other than HMS and

MAC)" after the first use of the phrase "Qualified Subsidiary" with the phrase "(other than the TIDES Trust, HMS and MAC)".

                  4. Amendment to Section 11 (Negative Covenants). Section 11 of each of the Guarantees is hereby amended by deleting therefrom any existing reference to "HCC" (other than in subsection 8.3(n)) in its entirety and substituting in place thereof "Holdings".

                  5. Amendment to Subsection 11.1 (Financial Condition Covenants). Subsection 11.1 of each of the Guarantees is hereby amended by deleting paragraphs (a), (b), (c), (d) and (e) in their entirety therefrom and substituting in place thereof the following:

                  "(a) Maintenance of Consolidated Indebtedness to Consolidated Capitalization. Permit the ratio (expressed as a percentage) of Consolidated Indebtedness to Consolidated Capitalization of Holdings and its Subsidiaries as at the end of any of Holdings' fiscal quarters to be greater than .65 to 1.0; provided that for purposes of calculating the foregoing ratio, Consolidated Indebtedness shall exclude seventy percent (70%) of the Indebtedness in respect of the TIDES Debentures.

                  (b) Current Ratio. Permit the Current Ratio of Holdings and its Subsidiaries at the end of any of Holdings' fiscal quarters to be less than 1.0 to 1.0.

                  (c) Consolidated Indebtedness to Consolidated U.S. EBITDA. Permit the ratio of Consolidated Indebtedness to Consolidated U.S. EBITDA for the four consecutive fiscal quarters of Holdings most recently ended to be greater than 5.25 to 1.0; provided that for purposes of calculating the foregoing ratio, Consolidated Indebtedness shall exclude seventy percent (70%) of the Indebtedness in respect of the TIDES Debentures.

                  (d) Consolidated Indebtedness to Consolidated EBITDA. Permit the ratio of Consolidated Indebtedness to Consolidated EBITDA for the four consecutive fiscal quarters of Holdings most recently ended to be greater than 4.0 to 1.0; provided that for purposes of calculating the foregoing ratio, Consolidated Indebtedness shall exclude seventy percent (70%) of the Indebtedness in respect of the TIDES Debentures.

                  (e) Interest Coverage Ratio. Permit the ratio of Consolidated EBITDA to Consolidated Interest Expense for the period of four consecutive fiscal quarters of Holdings most recently ended to be less than 2.5 to 1.0; provided that for purposes of calculating the foregoing ratio, Consolidated Interest Expense shall exclude any accrued but unpaid interest relating to the TIDES or TIDES Debentures.".

                  6. Amendment to Subsection 11.4 (Limitation on Guarantor Obligations). Subsection 11.4 of each of the Guarantees is hereby amended by deleting paragraphs (g) and (h) in their entirety therefrom and substituting in place thereof the following:

                  "(g) the Guarantor Obligations arising pursuant to the Operative Agreements and the Other Equipment Lease Operative Agreements;

                  (h) the Guarantor Obligations of HCC in the nature of a guarantee or indemnification for, in each case, performance obligations (and not Indebtedness) as contemplated by the HMS Transactions; and

                  (i) the Subordinated Guarantor Obligations of Holdings arising under agreements entered into by Holdings as contemplated by the TIDES Transactions.".

                  7. Amendment to Subsection 11.5 (Limitations on Fundamental Changes). Subsection 11.5 of each of the Guarantees is hereby amended by deleting paragraphs (d) and (e) in their entirety therefrom and substituting in place thereof the following:

                  "(d) any Unqualified Subsidiary may be merged or consolidated with or into any other Person and/or may sell, lease, assign, transfer or otherwise dispose of any of its assets (upon voluntary liquidation or otherwise) to any other Person provided that, if merged or consolidated with or into a Qualified Subsidiary, the Qualified Subsidiary will remain as a 'Qualified Subsidiary' after the merger;

                  (e) pursuant to the Operative Agreements and Other Equipment Lease Operative Agreements; and

                  (f) the TIDES Trust may wind up or dissolve itself (or suffer a liquidation or dissolution), or convey, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, as contemplated by the TIDES Transactions.".

                  8. Amendment to Subsection 11.8 (Limitation on Dividends). Subsection 11.8 of each of the Guarantees is hereby amended by deleting sub-clause (i) in its entirety and substituting in place thereof the following:

                  "(i) Subsidiaries of Holdings may declare and pay dividends to Holdings (to the extent necessary to pay interest on, or redeem, the TIDES Debentures) and other shareholders of such Subsidiaries and the TIDES Trust may redeem the TIDES as contemplated by the TIDES Transactions".

                        Amendment to Subsection 11.10 (Limitation on
Investments, Loans and Advances). Subsection 11.10 of each of the Guarantees is hereby amended by deleting the paragraphs (h) and (i) in their entirety and substituting in place thereof the following:

                  "(h) Investments or acquisitions by Holdings or its Subsidiaries in up to 50% of the shares of capital stock, partnership interests, joint venture interests, limited liability company interests or other similar equity interests in, a Person (other than a Subsidiary), provided that the aggregate amount of all such investments or acquisitions does not exceed $25,000,000 in any fiscal year;

                  (i) Loans to employees, officers and directors of Holdings and its Subsidiaries to acquire shares of capital stock of Holdings not to exceed $20,000,000; and

                  (j) the purchase by the TIDES Trust of debentures issued by Holdings as contemplated by the TIDES Transactions.".

                  9. Amendment to Subsection 11.11 (Limitation on Optional Payments and Modifications of Debt Instruments). Subsection 11.11 of each of the Guarantees is hereby amended by deleting such subsection in its entirety therefrom and substituting in place thereof the following:

                  "11.11 Limitation on Optional Payments and Modifications of Debt Instruments. (i) Make any optional payment or prepayment on or redemption of any portion of the Shareholder Subordinated Debt, (ii) make any optional payment, prepayment in excess of $10,000,000 during any calendar year on or redemption of any Indebtedness other than (a) redemptions of any portion of the TIDES Debentures or TIDES as contemplated by the TIDES Transactions or (b) any optional payment, prepayment or redemption of any Indebtedness pursuant to the Corporate Credit Agreement, the Operative Agreements or the Other Equipment Lease Operative Agreements or (iii) amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms of any Indebtedness other than (a) any Indebtedness pursuant to the Corporate Credit Agreement, the Operative Agreements or the Other Equipment Lease Operative Agreement or (b) any amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon, or any amendment or waiver which would render the terms of such Indebtedness less restrictive.".

                  V.    Joinder to the Guarantees.

                  By executing and delivering this Amendment, Holdings hereby becomes a party to each of the Guarantees as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder.

                  VI.   Consent.

                  In connection with the proposed Restructuring Transactions, each of the Required Lenders and the Investors, as party to each Participation Agreement and each other Operative Document, as applicable, consent to the proposed Restructuring Transactions; provided, however, that the foregoing consent with respect to the Restructuring Transactions (other than the portion thereof described in paragraph A of Annex B) is conditioned upon receipt by the Investors and the Administrative Agent, with a copy for each 1999 Lender and 1998 Lender, of (i) executed amendments to certain Operative Documents in form and substance as are satisfactory to the Administrative Agent and the Investors,
(ii) executed joinders to each of the Guarantees pursuant to Subsection 10.9 of each such Guarantee, and (iii) legal opinions, certificates, resolutions and all other documents that are reasonably requested by the Administrative Agent or the Investors.

                  VII.  General.

                  1. Effectiveness. This Amendment shall become effective upon fulfillment of the following conditions precedent: (a) Holdings, HCC, the 1999 Lessor and the 1998 Lessor shall have delivered to the Agent duly executed copies of this Amendment, (b) the Guarantors shall have delivered to the Agent duly executed copies of this Amendment, (c) the Agent shall have received duly executed copies of this Amendment from the Required Lenders and the Investors under each of the Participation Agreements, (d) no Default or Event of Default shall have occurred and be continuing on the date hereof after giving effect to this Amendment, and (e) the Agent shall have received, for the account of each 1999 Lender and 1998 Lender that has delivered an executed counterpart of this Amendment to the Agent by December 8, 1999, payment by HCC of an amendment fee in the amount of $25,000.

                  2. Representations and Warranties. Holdings, HCC and each of the Guarantors hereby represents and warrants that the representations and warranties contained in each of the Participation Agreements (other than Section
8.8 of each Participation Agreement) and the Operative Agreements (as defined in each of the Participation Agreements) (except those which expressly speak as of a certain date) will be, after giving effect to this Amendment, true and correct in all material respects, as if made on and as of the date hereof.

                  3. Continuing Effect of Participation Agreements and Operative Agreements. This Amendment shall not constitute an amendment or waiver of any other provision of either of the Participation Agreements or the Operative Agreements (as defined in either Participation Agreement) not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of HCC, the 1999 Lessor, the 1998 Lessor or Guarantors that would require a waiver or consent of the Agent and/or the 1999 Lenders or 1998 Lenders. Except as expressly amended hereby, the provisions of each of the Participation Agreements and the Operative Agreements (as defined in either Participation Agreement) are and shall remain in full force and effect.

                  4. Counterparts. This Amendment may be executed in counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  6. Expenses. Holdings and HCC agree to pay or reimburse the Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the fees and disbursements of counsel to the Agent.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                   HANOVER COMPRESSOR COMPANY, as a Guarantor


                                   By:   /s/ [ILLEGIBLE]
                                      ------------------------------------
                                      Name:  [ILLEGIBLE]
                                      Title: Vice President


                                   HANOVER COMPRESSOR INC. (formerly known as
                                   Hanover Compressor Company), as Lessee and as a Guarantor


                                   By:   /s/ [ILLEGIBLE]
                                      ------------------------------------
                                      Name:  [ILLEGIBLE]
                                      Title: Vice President


                                   HANOVER EQUIPMENT TRUST 1999A

                                   By: Wilmington Trust Company, not
                                       individually but solely as Trustee


                                   By:
                                      ------------------------------------
                                      Name:
                                      Title:

                                   HANOVER EQUIPMENT TRUST 1998A

                                   By: Wilmington Trust Company, not
                                       individually but solely as Trustee


                                   By:
                                      ------------------------------------
                                      Name:
                                      Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                   HANOVER COMPRESSOR COMPANY, as a Guarantor


                                   By:
                                      ------------------------------------
                                      Name:
                                      Title:


                                   HANOVER COMPRESSION INC. (formerly known as
                                   Hanover Compressor Company), as Lessee and as a Guarantor


                                   By:
                                      ------------------------------------
                                      Name:
                                      Title:


                                   HANOVER EQUIPMENT TRUST 1999A

                                   By: Wilmington Trust Company, not
                                       individually but solely as Trustee


                                   By:  /s/ Robert P. Hines, Jr.
                                      ------------------------------------
                                      Name:  Robert P. Hines, Jr.
                                      Title:

                                   HANOVER EQUIPMENT TRUST 1998A

                                   By: Wilmington Trust Company, not
                                       individually but solely as Trustee


                                   By:  /s/ Robert P. Hines, Jr.
                                      ------------------------------------
                                      Name:  Robert P. Hines, Jr.
                                      Title:

                                        THE CHASE MANHATTAN BANK, as Agent,
                                        a 1999 Lender and 1998 Lender


                                        By: /s/ Peter M. Ling
                                           -----------------------------
                                           Name:  Peter M. Ling
                                           Title: Vice President

                                        SOCIETE GENERALE FINANCIAL CORPORATION
                                        as a 1999 Investor


                                        By: /s/ Richard W. Crannell, Jr.
                                           --------------------------------
                                           Name:  Richard W. Crannell, Jr.
                                           Title: Vice President

                                        FBTC LEASING CORP., as a 1999 Investor
                                        and as a Lender


                                        By: /s/ Kazuaki Kitabatake
                                           ---------------------------------
                                           Name:  Kazuaki Kitabatake
                                           Title: Vice President

                                        ABN AMRO BANK N.V., as a 1999 Lender and
                                        1998 Lender


                                        By: /s/ Deanna Breland
                                           --------------------------------
                                           Name:  Deanna Breland
                                           Title: Vice President


                                        By: /s/ Brandi Lippincott
                                           --------------------------------
                                           Name:  Brandi Lippincott
                                           Title: Assistant Vice President

                                        THE BANK OF NOVA SCOTIA, as a 1999
                                        Lender and 1998 Lender


                                        By: /s/ N. Bell
                                           --------------------------
                                           Name:  N. Bell
                                           title: Assistant Agent

                                    FIRST UNION NATIONAL BANK, as a 1998 Lender


                                    By: /s/ Robert R. Wetteroff
                                       ----------------------------------
                                       Name:  Robert R. Wetteroff
                                       Title: Senior Vice President

                                        BANK OF SCOTLAND, as a 1999 Lender


                                        By: /s/ Annie Glynn
                                           -------------------------------
                                           Name:  Annie Glynn
                                           Title: Senior Vice President

                                        PARIBAS, as a 1999 Lender


                                        By: /s/ Marian Livingston
                                           ---------------------------------
                                           Name:  Marian Livingston
                                           Title: Vice President

                                        By: /s/ Betsy Jocher
                                           ---------------------------------
                                           Name:  Betsy Jocher
                                           Title: Vice President

                                    THE FUJI BANK LIMITED, as a 1999 Lender


                                    By: /s/ Jacques Azagury
                                       ----------------------------------
                                       Name:  Jacques Azagury
                                       Title: Senior Vice President and Manager

                                        BANKERS TRUST COMPANY, as a 1999 Lender


                                        By: /s/ Marcus M. Tarkington
                                           -----------------------------------
                                           Name:  Marcus M. Tarkington
                                           Title: Principal

                                        COMERICA BANK, as a 1999 Lender


                                        By: /s/ T. Bancroft Mattei
                                           -----------------------------------
                                           Name:  T. Bancroft Mattei
                                           Title: Account Officer

                                     CREDIT LYONNAIS NEW YORK BRANCH, as a 1999
                                     Lender and 1998 Lender


                                     By: /s/ Phillippe Soustra
                                        ---------------------------------
                                        Name:  Phillippe Soustra
                                        Title: Senior Vice President

                                        DG BANK DEUTSCHE GENOSSENSCHAFTSBANK
                                        AG, as a 1999 Lender


                                        By: /s/ Craig Anderson
                                           -------------------------------
                                           Name:  Craig Anderson
                                           Title: Assistant Vice President


                                        By: /s/ Lynne McCarthy
                                           -------------------------------
                                           Name:  Lynne McCarthy
                                           Title: Asst. Vice President

                                        DRESDNER BANK AG, NEW YORK AND GRAND
                                        CAYMAN BRANCHES, as a 1998 Lender

                                        By: /s/ B. Craig Erickson
                                           ----------------------------------
                                           Name:  B. Craig Erickson
                                           Title: Vice President


                                        By: /s/ Joanna M. Solowski
                                           ----------------------------------
                                           Name:  Joanna M. Solowski
                                           Title: Vice President

                                   BANK ONE, N.A. (formerly known as The First
                                   National Bank of Chicago), as a 1998 Lender and a 1999 Lender


                                   By: /s/ Karen A. Patterson
                                      -----------------------------------
                                      Name:  Karen A. Patterson
                                      Title: First Vice President

                                        THE INDUSTRIAL BANK OF JAPAN, LTD.,
                                        NEW YORK BRANCH, as a 1999 Lender


                                        By: /s/ Michael N. Oakes
                                           ------------------------------------
                                           Name:  Michael N. Oakes
                                           Title: Senior Vice President
                                                  Houston Office

                                        SUNTRUST BANK, ATLANTA, as a 1999 Lender and 1998 Lender


                                        By: /s/ John A. Fields, Jr.
                                           -----------------------------------
                                           Name:  John A. Fields, Jr.
                                           Title: Vice President

                                        SOCIETE GENERALE, SOUTHWEST AGENCY,
                                        as a 1999 Lender and 1998 Lender


                                        By: /s/ Mark A. Cox
                                           --------------------------------
                                           Name:  Mark A. Cox
                                           Title: Director
                                                  Head of Houston Office

                                 WELLS FARGO BANK (TEXAS) N.A., as a 1999 Lender


                                      By: /s/ Joseph P. Maxwell
                                         -----------------------------------
                                         Name:  Joseph P. Maxwell
                                         Title: Vice President

                                        WILMINGTON TRUST COMPANY, in its
                                        individual capacity, only to the extent
                                        expressly set forth herein


                                        By: /s/ Robert P. Hines, Jr.
                                           -------------------------------
                                           Name:  Robert P. Hines, Jr.
                                           Title:

                                        HANOVER/SMITH, INC., as a Guarantor


                                        By: /s/ [ILLEGIBLE]
                                           --------------------------------
                                           Name:  [ILLEGIBLE]
                                           Title: VICE PRESIDENT


                                        HANOVER MAINTECH, INC. as a Guarantor


                                        By: /s/ [ILLEGIBLE]
                                           --------------------------------
                                           Name:  [ILLEGIBLE]
                                           Title: VICE PRESIDENT


                                        HANOVER LAND COMPANY, as a Guarantor


                                        By: /s/ [ILLEGIBLE]
                                           --------------------------------
                                           Name:  [ILLEGIBLE]
                                           Title: